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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 11, 1998

                           POST APARTMENT HOMES, L.P.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Georgia                       0-28226                   58-2053632
-------------------       -----------------------        --------------------
 (State or other          (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
 incorporation)

3350 Cumberland Circle, Atlanta, Georgia                        30339
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(Address of principal executive offices)                       (Zip Code)



                                 (770) 850-4400
                           --------------------------
              (Registrant's telephone number, including area code)




                      This document consists of 22 pages

                         The Exhibit Index is at page 4.


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Item 5. Other Events

         Post Apartment Homes, L.P. announced today the issuance and sale (the "Offering") of $100,000,000 6.85% MandatOry Par Put Remarketed Securities ("MOPPRS"). The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the Offering.

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

Exhibit No.   Description

 4       --   Form of Note for the 6.85% MandatOry Par Put Remarketed Securities

 8       --   Opinion of King & Spalding relating to certain tax matters

23       --   Consent of King & Spalding (included in Exhibit 8)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                POST APARTMENT HOMES, L.P.
                                (Registrant)




Date:   March 13, 1998          By:   /s/ John T. Glover
                                      --------------------------------------
                                      John T. Glover
                                      President

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                                  EXHIBIT INDEX

Exhibit No.          Description                                                                               Page
-----------          -----------                                                                               ----
    4         --     Form of Note for the 6.85% MandatOry Par Put Remarketed
                     Securities

    8         --     Opinion of King & Spalding relating to certain tax matters

   23         --     Consent of King & Spalding (included in Exhibit 8)









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